SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          Form 8-K


                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)
                     February 25, 1998


              RESIDENTIAL ACCREDIT LOANS, INC.
       (Exact name of the registrant as specified in its charter)

                           33-95932; 333-8733
                            333-33493                           51-0368240

Delaware                (Commission File Number)          (I.R.S. Employee
(State or other                                          Identification No.)
jurisdiction of
incorporation)

8400 Normandale Lake Boulevard                 55437
Minneapolis, Minnesota                       (Zip Code)
(Address of Principal
 Executive Offices)

Registrant's telephone number, including area code
(612) 832-7000


--------------------

Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the February 1998 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.


Master Serviced by Residential Funding Corporation

1995-QS1    RALI
1996-QS1    RALI
1996-QS2    RALI
1996-QS3    RALI
1996-QS4    RALI
1996-QS6    RALI
1996-QS5    RALI
1996-QS7    RALI
1996-QS8    RALI
1997-QS1    RALI
1997-QS2    RALI
1997-QS3    RALI
1997-QS3    RALI
1997-QS4    RALI
1997-QS5    RALI
1997-QS6    RALI
1997-QS7    RALI
1997-QS8    RALI
1997-QS9    RALI
1997-QS10   RALI
1997-QS11   RALI
1997-QS12   RALI
1997-QS13   RALI
1998-QS1    RALI
->


Item 7. Financial  Statements and Exhibits

(a) See attached monthly reports.

   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ACCREDIT LOANS, INC.


 By: /s/Davee Olson
 Name:  Davee Olson
Title:  Chief Financial Officer
        and Treasurer
Dated: February 25, 1998

                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ACCREDIT LOANS, INC.


 By:
 Name:  Davee Olson
Title:  Chief Financial Officer
           and Treasurer
Dated: February 25, 1998